Investments	12 Months Ended
Dec. 31, 2025
EBP 002
Employee Benefit Plan Investments [Line Items]
Investments

Note 3—Investments

Investments held by the Plan are stated at fair value, except for fully benefit-responsive investment contracts. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price).

Common stock values are based on their quoted market prices. Mutual funds are valued using quoted market prices which represent the net asset values of shares held by the Plan at year end. The assets in the SVF include fully benefit-responsive investment contracts and a STIF. The investment contracts were backed by units of CCTs. The STIF is valued at amortized cost, which approximates fair value. See Note 4—Fair Value Measurements and Note 5—Investment Strategy for more detail on the investments held by the Plan.

Purchases and sales of investments are recorded on a trade date basis. Dividends are recorded on the ex-dividend date.

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in values of investments will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the statement of net assets available for benefits.